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                                                                    EXHIBIT 32.2

                             TRANS-INDUSTRIES, INC.

                        CERTIFICATION OF CFO PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report on Form 10-Q of Trans-Industries, Inc. (the "Company") for the period ended September 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Kai Kosanke, as Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Kai Kosanke
-------------------------------------
Name: Kai Kosanke
Title: Vice President, and
Chief Financial Officer
Date: November 14, 2005

The foregoing Certification is being furnished solely pursuant to 18 U.S.C.
Section 1350 and is not being filed as part of the Form 10-Q or as a separate disclosure document.